MAINSTAY FUNDS TRUST

MainStay High Yield Opportunities Fund

Supplement dated February 26, 2010 to the Prospectus and Statement of Additional Information (“SAI”) for MainStay Funds Trust (“Trust”) dated February 26, 2010

This Supplement updates certain information contained in the above-dated Prospectus and SAI. Please review this important information carefully.

The MainStay High Yield Opportunities Fund was created as a “shell” series of the Trust (the “High Yield Shell Series”), into which the MainStay High Yield Opportunities Fund, a series of Eclipse Funds Inc. (the “High Yield Opportunities Fund”), is expected to reorganize at a later date (the “Reorganization”).  It is expected that upon the Reorganization, the High Yield Shell Series will succeed to the performance and accounting histories of the High Yield Opportunities Fund.  Until further notice, the High Yield Shell Series is not offered for sale.

All references to the High Yield Opportunities Fund in the Prospectus and SAI as being a series of Eclipse Funds Inc. hereby are modified to state that the High Yield Shell Series is a series of the Trust, with the exception of factual information regarding prior periods, including financial and performance information, which should continue to be attributed to the High Yield Opportunities Fund.  Since the High Yield Shell Series had not commenced operations as of the date of the Prospectus and SAI, no such information is yet available.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.